                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549

                               FORM 8-K

                            CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Act of 1934

    Date of Report (Date of earliest event reported) June 7, 2002
                                                     ------------

                        CoreCare Systems, Inc.
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        (Exact name of registrant as specified in its charter)

       Delaware                0-24807                 23-2840367
   ----------------    ------------------------       -------------
   (State or other     (Commission file Number)       (IRS Employer
    jurisdiction of                                 Identification No.
    incorporation)

              111 N. 49th Street, Philadelphia, PA 19139
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               (Address of principal executive offices)

   Registrant's telephone number, including area code  215-471-2600
                                                       ------------
                                 N/A
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    (Former name or former address, if changed since last report)

ITEM 3.   BANKRUPTCY

     CoreCare Systems, Inc. has four active wholly owned
subsidiaries which includes:

     1.   CoreCare Behavioral Health Management, Inc. d/b/a
          Kirkbride Center
     2.   CoreCare Realty Corporation
     3.   Westmeade Healthcare, Inc. d/b/a Westmeade Center at Warwick
     4.   Quantum Managed Mental Health, Inc. d/b/a Quantum Clinical
          Services Group.

     On May 6, 2002 (the "Petition Date") the Board of Directors of
CoreCare Systems, Inc. and all subsidiaries voted for two of these subsidiaries, CoreCare Behavioral Health Management, Inc. and
CoreCare Realty Corporation to file voluntary petitions for relief under Chapter 11 of title 11 the United State Code (the "Bankruptcy
Cases").  These petitions were filed in the United States Bankruptcy
Court for the Eastern District of Pennsylvania (the "Court").  These
cases have been assigned Chapter 11  Bankruptcy No. 02-16792.  The
Company is operating as Debtor-in-Possession.  This action was taken as the Company's mortgage was expiring on May 15, 2002 and an extension was uncertain.

     Attached hereto and included herein by reference is the
Company's press release.  The Company has engaged Ciardi, Maschmeyer
& Karalis, P.C. as its counsel in these proceedings.

ITEM 7    FINANCIAL STATEMENTS AND EXHIBITS.

(c) EXHIBITS

99.1 Press release dated June 7, 2002

                            SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CORECARE SYSTEMS, INC.

                                   By:  /s/ Thomas T. Fleming
                                        ----------------------------
                                        Thomas T. Fleming,
Date:  June 14, 2002                    Chairman & CEO